Financial Information Of Previously Owned Equity Affiliates	12 Months Ended
Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Financial Information Of Previously Owned Equity Affiliates

On February 28, 2011, we sold our 50% equity interest in SunBelt to Olin for $132.3 million in cash, the assumption by Olin of the obligations under our guarantee of senior secured notes issued by SunBelt of $42.7 million at the time of sale, $30.5 million as of December 31, 2012, and potential annual earn-out payments for the three fiscal years ending December 31, 2011, 2012 and 2013, if SunBelt meets certain performance targets.
We recognized a pre-tax gain of $128.2 million, net of associated transaction costs, within Income related to previously owned equity affiliates for the sale of our equity interest in SunBelt for the year ended December 31, 2011. Additionally, we recognized a $23.0 million and $18.1 million pre-tax gain associated with the first two years of the three year earn-out related to the sale of our 50% equity interest in SunBelt in 2012 and 2011, respectively.
Summarized historical financial information for SunBelt through the date of disposition is as follows:

(In millions)	Two Months Ended February 28, 2011	2010
Net sales	$30.5	$157.3
Operating income	12.7	53.9
Partnership income as reported by SunBelt	11.5	46.2
PolyOne's ownership of SunBelt	50%	50%
Earnings of equity affiliate recorded by PolyOne	$5.7	$23.1

On November 30, 2010, we sold our interest in BayOne for cash proceeds of $19.3 million and recorded a pre-tax gain of $16.3 million in the fourth quarter of 2010. Through its disposition on November 30, 2010, we owned 50% of BayOne Urethane Systems, L.L.C. (BayOne), which was included in Global Color, Additives and Inks.